SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 21, 2004


                               ROGERS CORPORATION
             (Exact name of Registrant as specified in its charter)


       Massachusetts                   1-4347                     06-0513860
(State or other jurisdiction of    (Commission File             (I.R.S. Employer
incorporation or organization)           Number)           Identification No.)

       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                         06263-0188
(Address of principal executive offices)                           (Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)





Item 5.   Other Events

On January 21, 2004, Rogers Corporation announced that it would cease operations at its Windham, Connecticut facility by the end of 2004. A copy of the press release is attached hereto as Exhibit 99.1.





Item 7.   Financial Statements and Exhibits

(c)      Exhibits


99.1        Press Release dated January 21, 2004 issued by Rogers Corporation.


                                    Signature



Pursant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ROGERS CORPORATION
                                  (Registrant)



                                   By   /s/James M. Rutledge
                                        --------------------
                                        James M. Rutledge
                                        Vice President, Finance  and
                                        Chief Financial Officer
Date: January 22, 2004